UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 15, 2011
(Date of earliest event reported)

Arête Industries, Inc.
(Exact name of registrant as specified in its charter)

COLORADO	33-16820-D	84-1508638
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 141
Westminster, Colorado 80036
(Address of principal executive offices) (Zip Code)

(303) 427-8688
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2011, Arête Industries, Inc. (the “Registrant”) issued a press release containing certain financial results for the third quarter ended September 30, 2011. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

	Exhibit No.	Description
	99.1	Arête Industries, Inc. Press Release dated November 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
Date: November 16, 2011	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Arête Industries, Inc. Press Release dated November 15, 2011